                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
--------------------------------------------------------------------------------

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                August 28, 1997
                 ---------------------------------------------
                                 Date of Report
                       (Date of Earliest Event Reported)


                             INFOCURE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     001-12799                   58-2271614
----------------------------   ------------------------   ----------------------
(State of Other Jurisdiction   (Commission File Number)       (IRS Employee
    of Incorporation)                                     Identification Number)


            2970 Clairmont Road, Suite 950, Atlanta, Georgia 30329
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                (404) 633-0046
                  ------------------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)

Item 5.  Other Events.
         ------------

       The Registrant issued the following press release on August 28, 1997:

       "InfoCure Corporation (AMEX: INC), a leading provider of practice management software systems and services for the office-based healthcare community, has named Richard A. Pedersen National Sales Manager for its Medical Desktop Division.

       Mr. Pedersen will have the primary responsibility for managing the sales operations dedicated to the roll-out of InfoCure's new Windows(R) NT and 95-based practice management system + Wisdom(TM) (Windows Information
                                                         -       -
       System for Doctor's Office Management). The Wisdom product will be
       -          -        -      -
       offered to over 3,000 medical offices and over 7,000 individual healthcare providers which already use InfoCure's existing practice management software in the Medical Desktop Division. Additionally, the product will be sold to a variety of healthcare organizations that need a state-of-the-art, Windows-based practice management system, which is year 2000 compliant.

       Mr. Pedersen has over 26 years experience in the information systems industry. After spending 10 years with Burroughs Corporation beginning in 1970, Mr. Pedersen spent the last 17 years exclusively in the healthcare information systems business. Most recently, Mr. Pedersen was Vice President of the Medical Division for CUSA Technologies, Inc., which was purchased by Physician Computer Network, Inc. Prior to his employment with CUSA, Mr. Pedersen was President and CEO of Benchmark Systems of Virginia, Inc. which was purchased by CUSA.

       Donald Rogers, President of InfoCure's Medical Desktop Division, commented "Dick brings to our sales team the experience and expertise needed to take advantage of the sales opportunities that lie ahead of us with our new Wisdom product. Additionally, Dick's excellent reputation throughout the industry will help us continue to attract the top level sales talent to InfoCure."

       InfoCure Corporation develops, markets and supports practice management software products and related services for healthcare practices of varying size and specialty, including multi-provider Management Service Organizations (MSOs), Independent Physician Alliances (IPAs), clinics, and solo practitioners. InfoCure has an installed customer base of approximately 17,000 healthcare providers that practice at over 6,000 client sites".

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INFOCURE CORPORATION


                              By:  /s/ Frederick L. Fine
                                 ----------------------------------
                                 Frederick L. Fine, President

Date:  September 12, 1997